Exhibit 10.1.1
     AMENDMENT NO. 1 TO THE SHAREHOLDER LOAN AGREEMENT
          THIS AMENDMENT NO. 1 TO THE SHAREHOLDER LOAN AGREEMENT, dated as of November 14, 2005 (this “Amendment”), is by and among American Capital Strategies, Ltd., a Delaware corporation, (the “Lender”) and Dosimetry Acquisitions (France) SAS, a Société par Actions Simplifiée under the laws of the Republic of France (the “Borrower”). Capitalized terms used and not defined elsewhere in this Amendment shall have the meanings assigned to such terms in the Agreement (as defined below).
          WHEREAS, the Lender and the Borrower are parties to a Shareholder Loan Agreement dated as of September 23, 2005 (the “Agreement”); and
          WHEREAS, the parties hereto agree and hereby do wish to amend the Agreement by making the changes set forth herein.
          NOW, THEREFORE, BE IT RESOLVED that the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:
          Section 4.3 of the Agreement is hereby amended in its entirety as follows:
          Interest shall be payable on the first day of December, March, June and September of each year.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment or caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

The Borrower DOSIMETRY ACQUISITIONS (FRANCE) SAS
By:	/s/ Robert Klein
	Name:	Robert Klein
Duly authorized thereto

The Lender AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Todd Wilson
	Name:	Todd Wilson
Duly authorized thereto